UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2016

EnergyTEK Corp.
(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7960 E. Camelback, #511 Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (480) 663-8118

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 24, 2016, EnergyTEK Corp., a Nevada corporation (the "Company"), entered into agreements with two institutional investors (the "Investors") under which the Investors or their affiliates agreed to convert an aggregate of $229,170 in principal amounts and accrued interest under notes held by the Investors into a total of 20,371 shares of the Company's newly designated Series A-1 Convertible Preferred Stock, par value $0.01 per share (the "Series A-1"). The notes were previously convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock") at $0.30 per share.

Each share of the Series A-1 is convertible, at the option of the holder, into 1,000 shares of Common Stock, subject to certain adjustments. Upon liquidation, dissolution or winding up of the Company, the Series A-1 ranks senior to the Common Stock and junior to the Company's Series C Convertible Preferred Stock. Holders of the Series A-1 are entitled to receive dividends and vote together with holders of the Common Stock on an as-converted basis. On August 24, 2016, the Company filed a Certificate of Designations with the Nevada Secretary of State designating 21,000 shares of the Company's authorized preferred stock as the Series A-1, with the foregoing rights and preferences.

The Series A-1 shares have not been registered under the Securities Act of 1933 (the "Act") and were issued and sold in reliance upon the exemption from registration contained in Section 3(a)(9) of the Act and Rule 506(b) promulgated thereunder. These shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act.

The foregoing description of the Series A-1 is a summary only and is qualified in its entirety by the full text of the Certificate of Designations, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
Item 3.03 Material Modification to Rights of Security Holders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure included under Item 1.01, above, is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

Exhibit No. Description
  4.1                                            Series A-1 Convertible Preferred Stock Certificate of Designations
 10.1                                           Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EnergyTEK Corp.

Date: August 30, 2016	By:	/s/ Jonathan R. Read
	Name:	Jonathan R. Read
	Title:	Chief Executive Officer